SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 6, 2008

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                      0-51385                    90-0183739
  ---------------------------  ---------------------          ---------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                         08360
------------------------------------------                         -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

     On March 05, 2008, the Registrant issued a press release regarding its earnings for the quarter and fiscal year ended December 31, 2007. The earnings release revised earnings as previously reported by press release dated February 5, 2008. Specifically, the revision resulted from the reclassification of unrealized losses on a mutual fund in the Registrant's investment security portfolio that has subsequently been identified as other than temporarily impaired. As a result, net income for the quarter ended December 31, 2007 is $230 thousand, or $.05 per basic and diluted share compared to net income of $426 thousand, or $.10 per basic and diluted share as previously reported in the Company's press release dated February 5, 2008.

     The press release is included as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

             The Index of Exhibits immediately precedes the attached exhibits.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        COLONIAL BANKSHARES, INC.



DATE: March 6, 2008                By: /s/ Edward J. Geletka
                                        ---------------------------------------
                                        Edward J. Geletka
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                        Description
         -----------                        -----------

            99                      Press Release of Colonial Bankshares, Inc.